Retirement Benefit	12 Months Ended
Dec. 31, 2010
Retirement Benefit [Abstract]
Retirement Benefit
28.	Retirement Benefit
The Company’s local Chinese employees are entitled to a retirement benefit based on their basic salary upon retirement and their length of service in accordance with a state-managed pension plan. The PRC government is responsible for the pension liability to these retired staff. The Company is required to make contributions to the state-managed retirement plan equivalent to 20% to 22.5% of the monthly basic salary of current employees. Employees are required to make contributions equivalent to 6% to 8% of their basic salary. The contribution of such an arrangement was approximately $12,845,223, $12,532,810 and $11,039,680 for the years ended December 31, 2010, 2009 and 2008, respectively. The retirement benefits do not apply to non-PRC citizens. The Company’s retirement benefit obligations outside the PRC are not significant.